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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 15, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                              BISHOP EQUITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                       0-21846                 13-3632859
   (State or other juris-       (Commission File No.)    (IRS Employer I.D. No.)
  diction of incorporation)

                           7825 Fay Avenue, Suite 200
                            LaJolla, California 92037
                    (Address of Principal Executive Offices)

                                 (619) 456-5777
                          Registrant's Telephone Number




Item 4.  Change in Registrant's Certifying Accountant.

         The registrant has dismissed its former principal accountant, Jody M. Weber, C.P.A., effective June 15, 1999.

         During the two most recent fiscal years of the registrant and each subsequent interim period preceding June 15, 1999, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any reportable events.

         The reports of the former principal accountant on the financial statements of the registrant for the fiscal years ended March 31, 1998 and 1997 did not contain qualified opinions.

         The registrant's Board of Directors has approved the decision to change accountants.

         On June 15, 1999, the registrant engaged Freed, Maxick, Sachs & Murphy, PC as its principal accountant.


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Item 7.  Financial Statements and Exhibits

         16.1 Letter from Jody M. Weber, C.P.A., dated July 2, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BISHOP EQUITIES, INC.

Date: July 9, 1999         By: /s/James A. Joyce
                           ------------------------------------------------
                           James A. Joyce, Chairman, Secretary and Director